                                                                    EXHIBIT 10.2

                               CREDIT AGREEMENT

          CREDIT AGREEMENT, dated as of September 2, 1998, between YES! ENTERTAINMENT CORPORATION, a Delaware corporation as borrower (the "Borrower")
                                                                    --------
and INFINITY INVESTORS LIMITED, a Nevis, West Indies corporation, as lender (the "Lender" or "Infinity").
 ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, subject to and upon the conditions herein set forth, the Lender is willing to make available to the Borrower the credit facility provided for herein;

          NOW, THEREFORE, IT IS AGREED:

          Section 1.  Definitions and Principles of Construction.
                      ------------------------------------------

          1.1  Defined Terms.  As used in this Agreement, the following
               -------------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" shall mean, with respect to any Person, any other Person
           ---------
(other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however,
                                                           --------  -------
that an Affiliate of an individual shall include any Person in which such individual, directly or indirectly, owns more than 5% of the equity or voting interests of such Person or serves as an officer or director of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall mean this Credit Agreement, as modified,
           ---------
supplemented or amended from time to time.

          "Bankruptcy Code" shall have the meaning provided in Section 8.5.
           ---------------

          "Borrower" shall have the meaning provided in the first paragraph of
           --------
this Agreement.

          "Borrowing" shall mean the making of any Loan pursuant hereto.
           ---------

          "Borrowing Date" shall mean September 2, 1998 or such other date as
           --------------
the Lender and the Borrower agree to in writing.

          "Business Day" shall mean for all purposes any day except Saturday,
           ------------
Sunday and any day which shall be in New York or California a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

          "Collateral" shall mean all Security Agreement Collateral.
           ----------

          "Commitment" shall mean U.S.$3,050,000.
           ----------

          "Credit Documents" shall mean this Agreement, the Note, and the
           ----------------
Security Documents.

          "Default" shall mean any event, act or condition which with notice or
           -------
lapse of time, or both, would constitute an Event of Default.

          "Default Rate" shall have the meaning provided in Section 2.4(b).
           ------------

          "Dollars" and the sign "$" shall each mean freely transferable lawful
           -------                -
money of the United States.

          "Effective Date" shall mean the date on which this Agreement is
           --------------
executed by the Lender and the Borrower.

          "Event of Default" shall have the meaning provided in Section 8.
           ----------------

          "Exchange Agreement" shall mean the agreement, dated as of September
           ------------------
2, 1998, among the Holders and the Borrower, pursuant to which the Borrower exchanged the July Debentures for the Replacement Debentures and exchanged the Series B Preferred for the Series C Preferred.

          "Holders" shall mean Infinity Investors Limited, Glacier Capital
           -------
Limited and Infinity Emerging Opportunities Limited.

          "Indebtedness" shall mean, as to any Person, without duplication, (i)
           ------------
all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations and liabilities of such Person arising under or pursuant to any interest rate "swap", "cap", "collar" or other interest rate protection arrangement, and (vi) all obligations of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether directly or indirectly.

          "July Debentures" shall mean 5% convertible debentures, due April 30,
           ---------------
2002 issued by the Borrower pursuant to the Purchase Agreement.

          "Lender" shall have the meaning provided in the first paragraph of
           ------
this Agreement.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
           ----
deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under any recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

          "Loan" shall have the meaning provided in Section 2.1.
           ----

          "Material Adverse Effect" shall mean, with respect to any Person (i)
           -----------------------
any material adverse effect on the condition (financial or otherwise), business, operations, assets, revenues, properties or prospects of such Person and/or (ii) any material adverse effect on the ability of such Person to perform any of its obligations under the Credit Document to which it is a party.

          "Maturity Date" shall mean June 30, 1999.
           -------------

          "Note" shall have the meaning provided in Section 2.3.
           ----

          "Obligations" shall mean all amounts owing to the Lender pursuant to
           -----------
the terms of this Agreement or any other Credit Document (including, without limitation, principal and interest under the Note).

          "Permitted Liens" shall have the meaning provided in Section 7.3.
           ---------------

          "Person" shall mean any individual, partnership, joint venture, firm,
           ------
corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Process Agent" shall have the meaning provided in Section 9.7.
           -------------

          "Purchase Agreement" shall mean that certain Amended and Restated
           ------------------
Securities Purchase Agreement, dated July 25, 1998, between Yes! Entertainment Corporation, Infinity Investors Limited, Fairway Capital Limited, and Cappello & Laffer Capital Corp.

          "Replacement Debentures" shall mean 5% convertible debentures, due
           ----------------------
April 30, 2002, issued by the Borrower pursuant to the Exchange Agreement.

          "SEC" shall mean the Securities and Exchange Commission or any
           ---
governmental agencies substituted therefor.

          "Security Agreement" shall have the meaning provided in Section
           ------------------
4.5(ii).

          "Security Agreement Collateral" shall mean all "Collateral" as defined
           -----------------------------                  ----------
in Section 1.01(a) of the Security Agreement.

          "Security Assignment" shall have the meaning provided in Section
           -------------------
4.5(i).

          "Security Documents" shall mean the Security Agreement and the
           ------------------
Security Assignment.

          "Series B Preferred Stock" shall mean the Series B preferred stock
           ------------------------
issued by the Borrower pursuant to the Purchase Agreement.

          "Series C Preferred Stock" shall mean the Series C preferred stock
           ------------------------
issued by the Borrower pursuant to the Purchase Agreement.

          "Subsidiary" shall mean, as to any Person, (i) any corporation more
           ----------
than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

          "Taxes" shall have the meaning provided in Section 3.5.
           -----

          "United States" and "U.S." shall each mean the United States of
           -------------       ----
America.

          "Wham-O Contract" shall mean that certain Asset Purchase Agreement,
           ---------------
dated February 27, 1998, between the Borrower and Wham-O, Inc.

          Section 1.2  Principles of Construction.  All references to sections,
                       --------------------------
schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          Section 2.  Amount and Terms of Credit.
                      --------------------------

          2.1  The Loan.  (a)  Subject to and upon the terms and conditions
               --------
set forth herein, the Lender agrees, on the Borrowing Date, to make a loan (the "Loan") to the Borrower, which Loan shall (i) be made as a single Borrowing and
(ii) be in an amount equal to U.S.$3,000,000.00. The Loan is available only on the terms and conditions specified hereunder, and though repaid, in full or in part, at maturity or by prepayment, may not be reborrowed in full or in part.

          2.2  Disbursement of Funds.  Subject to the terms and conditions
               ---------------------
hereof, no later than 12:00 Noon (New York time) on the Borrowing Date, the Lender will make available, through its lending office, the amount of the Loan, net of fees and costs payable to the Lender, to or to the order of the Borrower pursuant to wire instructions provided to the Lender not later than two Business Days prior to the Borrowing Date.

          2.3  Notes; Evidence of Obligations.  The Borrower's obligation to
               ------------------------------
pay the principal of, and interest on, the Loan shall be evidenced by a promissory note duly executed and delivered by the Borrower on or before the Borrowing Date substantially in the form of Exhibit A, with blanks appropriately completed in conformity herewith (the "Note"). The Note shall (i) be executed by the Borrower, (ii) be payable to the order of the Lender and be dated as of the Borrowing Date, (iii) be in a stated principal amount equal to the Commitment, (iv) provide for repayment of principal as provided in Section 3.3, and (v) bear interest as provided in Section 2.4. The Lender will note on its internal records the amount of the indebtedness of the Borrower to the Lender as a result of the Loan, including the amounts of principal, interest and other amounts payable and paid to the Lender from time to time under this Agreement and the Note. Such internal records shall constitute prima facie evidence of the existence and amounts of the Loan and other Obligations therein noted; provided, however, that the failure of the Lender to make such notations, or any error therein, shall not in any manner affect the obligations of the Borrower to repay or pay the Loan in accordance with the terms of this Agreement.

          2.4  Interest.  (a)  The Borrower agrees to pay interest in respect of
               --------
the unpaid principal amount of each Loan outstanding from time to time, from the Borrowing Date thereof until the maturity thereof (whether by acceleration or otherwise), at a fixed rate per annum of 12.0%.

               (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of the Loan and any other overdue amount payable by the Borrower hereunder shall bear interest at a rate per annum equal to the lesser of (i) 15% or (ii) the maximum rate permitted by applicable law (the "Default Rate").
 ------------

               (c) Accrued (and theretofore unpaid) interest in respect of each Loan shall be payable at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          2.5  Increased Costs, Illegality, etc.  (a) In the event that the
               ---------------------------------
Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) at any time (i) that the Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to the Loan because of any change since the date hereof in any applicable law or in the interpretation or administration thereof, including the introduction of any new law, or (ii) that the making or continuance of the Loan has been made unlawful by any law or impossible by compliance by the Lender in good faith with any law, then, and in any such event, the Lender shall promptly give telephonic notice (confirmed in writing) to the Borrower. Thereafter (x) in the case of clause (i) above, if the Borrower does not elect to prepay such Loan within 30 days after receipt of notice thereof, the Borrower shall pay to the Lender, upon written demand therefor (and against a certificate specifying in reasonable detail the nature of the increased cost or reduction, the date from which it has been applied and the method of calculating such increased cost), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest) as shall be required to compensate the Lender for such increased costs or reductions in amounts received or receivable hereunder, and (y) in the case of clause (ii) above, the Borrower shall repay the Loan as promptly as possible and, in any event, within the time period required by law.

               (b) If the Lender determines at any time that the introduction or implementation of, or any change in, any law after the date hereof concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by the Lender based on the existence of the Lender's obligations hereunder, then the Borrower shall pay to the Lender, within 15 Business Days of its written demand therefor, such additional amounts as shall be required to compensate the Lender for the increased cost to the Lender as a result of such increase of capital. In determining such additional amounts, the Lender will act in good faith and will use averaging and attribution methods which are reasonable. The Borrower shall have no obligation to reimburse the Lender for any costs incurred more than 90 days prior to demand therefor by the Lender.

          Section 3.  Prepayments; Payments.
                      ---------------------

          3.1  Voluntary Prepayments.  The Borrower shall have the right to
               ---------------------
prepay the Loan, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Lender at least five Business

Days' prior written notice of its intent to prepay the Loan and the amount of such prepayment; (ii) each prepayment in respect of any Loan shall be in an aggregate principal amount of at least U.S.$100,000; and (iii) the Borrower shall compensate the Lender, upon its written request, for all reasonable and actual losses, expenses and any liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or redeployment of deposits or other funds required by the Lender to fund the Loan or any expense or liability incurred by the Lender in settlement of any swap or other interest rate protection agreement entered into by the Lender in connection with the Loan) if for any reason the repayment of the Loan occurs other than as specified in Section 3.3.

          3.2  Mandatory Prepayments.  If at any time after the Borrowing
               ---------------------
Date the Borrower is entitled to receive any payments under the Wham-O Contract, whether such right accrued prior to or following the Borrowing Date (but excluding monies payable to the Borrower under the Transition Services Agreement entered into as of March 20, 1998, by the Borrower and Wham-O, Inc.), such payments shall be made directly to the Lender and applied first to any outstanding interest and then to principal.

          3.3  Scheduled Repayment.  The outstanding principal of the Loan
               -------------------
shall be paid in full on the Maturity Date.

          3.4  Method and Place of Payment.  Except as otherwise specifically
               ---------------------------
provided herein, all payments under this Agreement or any Note shall be made to the Lender not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at Citibank, New York City, ABA# 021 000 089, Credit to Bear Stearns Acct # 0925-3186, f/c/o Infinity Investors Limited, Account Number 102-05092 or to such other location as the Lender may from time to time specify in writing. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest, if any, shall be payable at the applicable rate during such extension.

          3.5  Net Payments.  All payments made by the Borrower hereunder or
               ------------
under any Note will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, value-added taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (but excluding, except as provided below, any tax imposed on or measured by the net income of the Lender pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or lending office of the Lender is located) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower shall also reimburse the Lender, upon the written request of the Lender, for all value-added and other taxes imposed on or measured by the net income of the Lender pursuant to the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the principal office or lending office of the Lender is located as the Lender shall determine are payable by the Lender in respect of amounts paid to or on behalf of the Lender pursuant to the preceding sentence. If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due hereunder or under the Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in the Note. The Borrower will furnish to the Lender within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower will indemnify and hold harmless the Lender, and reimburse the Lender upon its written request, for the amount of any Taxes or other taxes described above which are levied or imposed on and paid by such Lender.

          Section 4.  Conditions Precedent.
                      --------------------

          The obligation of the Lender to make the Loan is subject to the satisfaction of the following conditions as of the Borrowing Date:

          4.1  Execution of Agreement; Note.  There shall have been
               ----------------------------
delivered to the Lender this Agreement and the Note, each duly executed by the Borrower.

          4.2  No Default; Representations and Warranties.  At the time of
               ------------------------------------------
the Borrowing (and after giving effect thereto) (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the Borrowing.

          4.3  Opinion of Borrower's Counsel.  The Lender shall have received
               -----------------------------
from counsel to the Borrower an opinion addressed to the Lender and dated the Borrowing Date in substantially the form attached hereto as Exhibit B and covering such additional matters incident to the transactions contemplated herein as the Lender may reasonably request.

          4.4  Officers Certificates; Proceedings.
               ----------------------------------

                    (i) The Lender shall have received a certificate, dated the Borrowing Date, substantially in the form of Exhibit C, signed by the President or a Vice President of the Borrower, and attested to by the Secretary or an Assistant Secretary of the Borrower, of corporate resolution authorizing the execution and delivery of the Credit Documents to which the Borrower is a party, and the performance of its obligations thereunder, and such other matters as the Lender may reasonably request, together with copies of the certificate of incorporation and by-laws of the Borrower and the resolutions of the Borrower referred to in such certificate.

                    (ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of corporate or partnership proceedings, as the case may be, and governmental approvals, if any, which the Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities, as the case may be.

          4.5  Security Documents.
               ------------------

                    (i) The Borrower shall have duly authorized, executed and delivered a security assignment substantially in the form of Exhibit D (as modified, supplemented or amended from time to time, the "Security Assignment"), pursuant
                                                -------------------
to which the Borrower shall have granted to the Lender a first priority Lien on all of the Borrower's rights under the Wham-O Contract, and all acknowledgments and consents required thereunder, including those of Wham-O, Inc., have been obtained and shall be in full force and effect. Additionally, the Borrower shall have delivered:

               (a) acknowledgment copies of proper financing statements (Form UCC-1) duly filed under the UCC of each jurisdiction as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Assignment;

               (b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (a) above and all other effective financing statements that name the Borrower as debtor and that are filed in the jurisdictions referred to in said clause (a), together with copies of such other financing statements (none of which shall cover the Borrower's rights under the Wham-O Contract except to the extent evidencing Permitted Liens);

               (c) evidence of the completion of all other recordings and filings of, or with respect to, the Security Assignment as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement; and

               (d) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Security Assignment have been taken.

                    (i) The Borrower shall have duly authorized, executed and delivered a security agreement substantially in the form of Exhibit E (as modified, supplemented or amended from time to time, the "Security Agreement"),
                                                          ------------------
covering all the Borrower's present and future Security Agreement Collateral, together with:

               (a) acknowledgment copies of proper financing statements (Form UCC-1) duly filed under the UCC of each jurisdiction as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement;

               (b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (a) above and all other effective financing statements that name the Borrower as debtor and that are filed in the jurisdictions referred to in said clause (a), together with copies of such other financing statements (none of which shall cover the Security Agreement Collateral except to the extent evidencing Permitted Liens);

               (c) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement; and

               (d) evidence that all other actions necessary or, in the opinion of the Lender, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

          4.6   Consent Letter.  The Lender shall have received a letter from
                --------------
the Borrower, substantially in the form attached hereto as Exhibit F, indicating its appointment of the Process Agent as its agent to accept service of process in connection with the transactions contemplated by the Credit Documents, together with the countersignature of the process agent indicating its consent to serve in such capacity.

          4.7   Governmental Approvals.  The Borrower shall have delivered
                ----------------------
evidence satisfactory to the Lender in all respects that all governmental approvals required in connection with (i) the execution, delivery and performance of the Credit Documents and (ii) the legality, validity, binding effect and enforceability of any and all such Credit Documents, have been received by the Borrower.

          4.8   Litigation.  No litigation, action, suit, investigation, claim
                ----------
or proceeding shall be pending or threatened with respect to this Agreement or any other Credit Document, the transactions contemplated hereby or which could reasonably be expected to have a Material Adverse Effect on the Borrower.

          4.9   Payments.  All fees and other amounts required to be paid or
                --------
deposited on or prior to the Borrowing Date under this Agreement and the other Credit Documents shall have been paid or deposited.

          4.10  No Material Adverse Change.  Nothing shall have occurred
                --------------------------
since June 30, 1998 (and the Lender shall have become aware of no facts or conditions not previously known), which the Lender shall determine has, or could reasonably be expected to have, a Material Adverse Effect on the Borrower.

          4.11  Consent to First Priority Lien.  The Borrower shall have
                ------------------------------
received the written consent of the Bank of New York permitting the Borrower to grant a first priority lien in the Wham-O Contract to the Lender and subordinating all existing liens of The Bank of New York in the Wham-O Contract to the first priority lien in the Wham-O Contract.

          4.12  Entering into the Exchange Agreement.  The Lender and the
                ------------------------------------
Borrower shall have entered into the Exchange Agreement.

          4.13  Replacement of Debentures.  The Borrower shall have issued
                -------------------------
Replacement Debentures which shall be issued pursuant to the Exchange Agreement.

          4.14  Exchange of Series B Preferred.  The Borrower shall have
                ------------------------------
filed a new certificate of designation with respect to the Borrower's Series C Preferred Stock, and the Holders shall have received their shares of Series C Preferred in exchange for their shares of Series B Preferred, as contemplated by the Exchange Agreement.

          4.15  Mutual Releases.  The Lender and the Borrower shall have
                ---------------
executed mutual releases of all claims and causes of action arising with respect to actions taken prior to the effective date of the Exchange Agreement.

          Section 5.   Representations, Warranties and Agreements.
                       ------------------------------------------

          In order to induce the Lender to enter into this Agreement and to make the Loan, the Borrower makes the following representations, warranties and agreements as of the Effective Date, which shall survive the execution and delivery of this Agreement and the Note and the making of the Loan.

          5.1   Organization.  The Borrower (i) is a duly organized and
                ------------
validly existing corporation in good standing under the laws of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

          5.2   Power and Authority. The Borrower has the power and authority to
                -------------------
execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by the Borrower of each of such Credit Documents. The Borrower has duly executed and delivered each of the Credit Documents to which the Borrower is a party, and each of such Credit Documents constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

          5.3   No Violation. Neither the execution, delivery or performance by
                ------------
the Borrower of the Credit Documents nor compliance by the Borrower with the terms and provisions hereof and thereof, (i) shall contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) shall conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower is a party or by which the Borrower or any of the Borrower's property or assets is bound or to which it may be subject.

          5.4   Consent, Approvals, Etc. No order, consent, approval, license,
                ------------------------
authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, the Borrower is required to authorize, or is required in connection with,
(i) the execution, delivery and performance of any Credit Document by the Borrower, or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

          5.5   Financial Statements; Financial Conditions: Undisclosed
                -------------------------------------------------------
Liabilities; etc.
-----------------

                (a) The statements of financial condition of the Borrower at June 30, 1998, and the related statements of income and retained earnings and changes in financial position of the Borrower for the 6-month period ended on such date, heretofore furnished to the Lender, present fairly the financial condition of the Borrower at the date of such statements. All such statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied, subject to normal year end audit adjustments. Since June 30,

1998, there has been no material adverse change in the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower.

                (b) Except as fully reflected in the financial statements delivered pursuant to subsection (a) above, there were as of the date hereof no liabilities or obligations with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be material to the Borrower. As of the date hereof, the Borrower does not know of any basis for the assertion against the Borrower of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements delivered pursuant to subsection (a) above which, either individually or in the aggregate, could be material to the Borrower.

          5.6   Litigation. There are no actions, suits or proceedings pending
                ----------
or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) that are reasonably likely to have a Material Adverse Effect on the Borrower, other than as disclosed in the Borrower's most recent reports in Forms 10-K and 10-Q filed with the SEC.

          5.7   True and Complete Disclosure. All factual information (taken
                ----------------------------
as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower to the Lender for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to the Lender or made in public filings with the SEC shall be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          5.8   Use of Proceeds, Margin Regulations. All of the proceeds of the
                -----------------------------------
Loan will be used by the Borrower for general working capital purposes. No part of the proceeds of the Loan shall be used by the Borrower to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Neither the making of the Loan nor the use of the proceeds thereof shall violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          5.9   Tax Returns and Payments. The Borrower has filed all tax returns
                ------------------------
required to be filed by the Borrower and has paid all income taxes payable by the Borrower which have become due pursuant to such tax returns and all other taxes and assessments payable by the Borrower which have become due, other than those not yet delinquent and except for those contested in good faith and by appropriate proceedings diligently pursued and for which adequate reserves have been established. The Borrower has paid all federal and local income taxes applicable to the Borrower for all prior years and for the current year to the date hereof.

          5.10   Compliance with Laws. The Borrower is in compliance with all
                 --------------------
applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental agencies, authorities and instrumentalities, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance as would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          5.11  Title to Properties. The Borrower has good and marketable title
                -------------------
to all material properties owned by it, including all properties reflected in the financial statements referred to in Section 5.5(a) (except as sold or otherwise disposed of since the date of such financial statements in the ordinary course of business or as otherwise disclosed to the Lender).

          5.12  Fees and Enforcement. No fees or taxes, including, without
                --------------------
limitation, stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity, or enforceability of this Agreement or any of the other Credit Documents.

          Section 6.   Affirmative Covenants.
                       ---------------------

          On and after the Effective Date and until the Loan and the Note, together with interest and all other Obligations incurred hereunder and thereunder, are paid in full, the Borrower consents and agrees that, unless otherwise consented to in writing by the Lender:

          6.1   Information Covenants. The Borrower will furnish, or cause to be
                ---------------------
furnished, to the Lender:

                (a) As soon as available, but in any event within 45 days after the close of each quarterly accounting period in each fiscal year of the Borrower, the statement of financial condition of the Borrower as at the end of such quarterly period and the related statements of income retained earnings and statement of cash flow for such quarterly annual period and for the elapsed portion of the fiscal year ended with the last day of such quarterly annual period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer of the Borrower, subject to normal year-end audit adjustments.

                (b) As soon as available, but in any event within 90 days after the close of each fiscal year of the Borrower, the statement of financial condition of the Borrower as at the end of such fiscal year and the related statements of income retained earnings and statement of cash flow for such fiscal year, in each case setting forth comparative figures for the prior fiscal year, all of which shall be reviewed by independent certified accountants reasonably acceptable to the Lender.

                (c) At the time of the delivery of the financial statements provided for in Section 7.1(a) or (b), a certificate from the Borrower to the effect that, to the best of the Borrower's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof.

                (d) Promptly, and in any event within three Business Days after the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding pending (x) against the Borrower which is reasonably likely to have a Material Adverse Effect on the Borrower or (y) with respect to any Credit Document and (iii) any other event which is reasonably likely to have a Material Adverse Effect on the Borrower.

                (e) From time to time, such other information or documents (financial or otherwise) as the Lender may reasonably request.

          6.2   Books and Records. The Borrower will keep proper books of record
                -----------------
and account in which full, true and correct entries, in conformity with applicable law and in conformity with generally accepted accounting principles, will be made of all business dealings and transactions in relation to the Borrower's financial activities. The Borrower will, and will cause its agents and representatives to permit officers and designated representatives or agents of the Lender to visit and inspect at all reasonable times and to such reasonable extent as the Lender may request, any of the Borrower's assets and properties, and to examine the books of record and account of the Borrower and to discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, the officers, representatives and agents of the Borrower; such visits, inspections and examinations to occur not more than four times annually so long as no Event of Default exists.

          6.3   Maintenance of Properties and Insurance. The Borrower will keep
                ---------------------------------------
all of its properties and assets in good and working order and condition and maintain with financially sound and reputable insurance companies insurance on such properties and assets in such amounts and against such risks as Persons similarly situated generally maintain in effect (including, without limitation, insurance with respect to environmental hazards) and furnish to the Lender, upon written request, full information as to the insurance carried.

          6.4   Franchises. The Borrower will do, or cause to be done, all
                ----------
things necessary to preserve and keep in full force and effect its existence and its material rights, franchises and licenses.

          6.5   Compliance with Law. The Borrower will comply with all
                -------------------
provisions of law applicable to the Borrower and its properties, assets or business, except where such non-compliance would not have a Material Adverse Effect.

          6.6   Taxes. The Borrower will pay when due all of its taxes, except
                -----
as contested in good faith and by appropriate proceedings diligently pursued and for which adequate reserves have been established.

          6.7   Use of Proceeds. The Borrower will use the proceeds as
                ---------------
contemplated in Section 5.8 hereof.

          6.8   Further Assurances.
                ------------------

                (a) The Borrower will, at its own expense, (i) make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and (ii) take or cause to be taken such further actions and steps relating to the filing and prosecution of applications with governmental agencies for registration or recording (including, if necessary or requested, the modification, refiling and prosecution of such applications) and the other agreements, covenants and transactions provided for or contemplated herein, in any such case as the Lender may reasonably require.

                (b) The Borrower will (i) make, execute, endorse, acknowledge, file with and/or deliver, or cause to be made, executed, endorsed, acknowledged, filed and/or delivered, to the Lender from time to time such documents, instruments and opinions, and (ii) take such further steps relating to the syndication and/or transfer of all or any portion of the Loan as the Lender may reasonably require. Without limiting the generality of the foregoing, the Borrower will promptly execute and deliver such additional substitute Notes as the Lender may reasonably require.

          Section  7.  Negative Covenants.
                       ------------------

          On and after the date hereof and until the Loan and the Note, together with interest and all other Obligations incurred hereunder and thereunder, are paid in full, the Borrower covenants and agrees that, without the prior written agreement of the Lender:


          7.1   Consolidation, Merger Sale of Assets, Etc.  The Borrower will
                -----------------------------------------
not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of, (or agree to do any of the foregoing at any future time) all or any material part of its property or assets, other than sales of inventory made in the ordinary course of business.

          7.2   Indebtedness.  The Borrower will not contract, create, incur,
                ------------
assume or suffer to exist any Indebtedness, except: (i) accrued expenses and current trade accounts payable incurred in the ordinary course of business; (ii) Indebtedness under this Agreement; (iii) Indebtedness existing on the date hereof and described in the financial statements delivered pursuant to Section 5.5; (iv) other Indebtedness not in excess of $100,000 in the aggregate; and (v) Indebtedness under the Replacement Debentures.

          7.3   Liens.  The Borrower will not create, incur, assume or suffer
                -----
to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower, whether now owned or hereafter acquired, provided that the provisions of this subsection shall not prevent the creation, incurrence, assumption or existence of the following Liens (the "Permitted Liens"): (i) Liens for taxes not yet due, or Liens for taxes
      ---------------
being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (ii) Liens in respect of property or assets of the Borrower imposed by law, which were incurred in the ordinary course of business, such as carriers, warehousemen's and mechanic's liens and other similar Liens arising in the ordinary course of business and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien; and
(iii) Liens in existence on the date hereof and described in the financial statements delivered pursuant to Section 5.5 or in Annex A to the Security Agreement.

          7.4   Advances, Investments and Loans.  The Borrower will not lend
                -------------------------------
money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the Borrower may own bank accounts and hold receivables owing to the Borrower if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms.

          7.5   Affiliate Transactions.  The Borrower will not enter into any
                ----------------------
transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower other than on terms and conditions as favorable to the Borrower as would be obtainable by the Borrower at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

          7.6   Business.  The Borrower will not engage (directly or indirectly)
                --------
in any business which is substantially different than the business in which it is engaged on the date hereof.

          7.7   Dividends.  The Borrower will not declare or pay any dividends,
                ---------
or return any capital to, its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock), or set aside any funds for any of the foregoing purposes, in each case without the written consent of the Lender, which will not be unreasonably withheld; or except in accordance with the terms of the Series B Preferred Stock and Series C Preferred Stock.

          7.8   Limitation on Voluntary Payments and Modifications of
                -----------------------------------------------------
Indebtedness. Other than as permitted hereunder and under the other Credit
------------
Documents, the Borrower will not (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Indebtedness or
(ii) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing; provided, however, that the Borrower may amend or modify, or permit the amendment or modification of any of the agreements described in this clause (ii) if such amendment or modification (x) does not (a) change the maturity or accelerate any payment of principal or interest (through any modification of any existing or the inclusion o any additional mandatory prepayments or otherwise), (b) increase the principal owed, (c) increase the rate of interest or (d) provide for any additional fees or indemnities relating to any Indebtedness and (y) does not adversely affect the rights and remedies of the Lender hereunder or the ability of the Borrower to perform its obligations hereunder.

          Section 8.   Events of Default.
                       -----------------
          Upon the occurrence of any of the following specified events (each an "Event of Default"):
 ----------------

          8.1   Payments.  The Borrower shall (i) default in the payment when
                --------
due of any principal of any Loan or the Note, or (ii) default, and such default shall continue unremedied for ten (10) or more Business Days, in the payment when due of interest on any Loan or the Note or any other amounts owing hereunder or under the Note; or

          8.2   Representations, etc.  Any representation, warranty or
                --------------------
statement made by the Borrower in any Credit Document or in any certificate delivered pursuant to any Credit Document shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          8.3   Borrower's Covenants.  The Borrower shall (i) default in the
                --------------------
due performance or observance by them of any term, covenant or agreement contained in Section 6.1(d), 6.7, 6.8 or 7 or (ii) default in the due performance or observance of any term, covenant or agreement (other than those referred to in Sections 8.1 and 8.2 and clause (i) of this Section 8.3) contained in this Agreement and such default shall continue unremedied for a period of twenty (20) days; or


          8.4   Default Under Other Agreements.  The Borrower shall (i)
                ------------------------------
default in any payment of any Indebtedness (other than the Note) beyond the period of grace, if any, provided in the instrument or agreement under which any such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Note), or contained in any instrument or agreement evidencing, securing or relating thereto to any Indebtedness, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or any Indebtedness of the Borrower shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          8.5   Bankruptcy, etc.  The Borrower shall commence a voluntary
                ---------------
case concerning such Person under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower,
 ---------------
and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or there is commenced against the Borrower, any such proceeding which remains undismissed for a period of 60 days, or the Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like for the Borrower or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower makes a general assignment for the benefit of creditors; or any personal, corporate or partnership action, as the case may be, is taken by the Borrower for the purpose of effecting any of the foregoing; or

          8.6   Judgments.  One or more judgments or decrees shall be entered
                ---------
against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $200,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

          8.7   Cancellation of Payment Obligation.  Any dominant authority
                ----------------------------------
asserting or exercising de jure or de facto governmental or police powers in New York shall, by moratorium laws or otherwise, cancel, suspend or defer the obligation of the Borrower to pay any amount required to be paid hereunder or under the Notes, or the obligations of the Borrower under any other Credit Document; or

          8.8    Security Assignment.  The Security Assignment or any provision
                 -------------------
thereof shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby, or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Assignment; or

          8.9    Security Agreement.  The Security Agreement or any provision
                 ------------------
thereof shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby, or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Security Agreement; or

          8.10   Governmental Action.  Any government agency shall have
                 -------------------
condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the property or other assets of the Borrower; or shall have assumed custody or control of such property or such other assets of the business or operations of the Borrower; or shall have taken any action for the dissolution or disestablishment of the Borrower or any action that would prevent the Borrower from carrying on its business or a substantial part thereof; or

          8.11   Material Adverse Changes.  The Lender shall determine, in
                 ------------------------
its reasonable discretion, that any material adverse change shall have occurred in the operations, business, property, assets, condition (financial or otherwise), earnings or prospects of the Borrower;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender or the holder of the Note to enforce its claims against the Borrower (provided, that, if an Event of Default specified in Section 9.5 shall occur, the result which would occur upon the giving of written notice by the Lender to the Borrower as specified in clause (ii) below shall occur automatically without the giving of any such notice): (i) declare the principal of and any accrued interest in respect of the Loan and the Note and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and (ii) exercise any other rights available under the Credit Documents or other documents or instruments entered into in connection therewith; or

          8.12   Stockholders Vote.  Provided that Infinity continues as a
                 -----------------
Lender hereunder, within 120 days of the effective date of the Exchange Agreement, the Borrower's stockholders shall fail to approve of the Borrower's issuance of its common stock to Infinity, Glacier Capital Limited and Infinity Emerging Opportunities Limited, in an amount exceeding 20% of the issued and outstanding common stock of the Borrower as of the Effective Date.

          Section 9.   Miscellaneous.
                       -------------

          9.1   Payment of Expenses, etc.  The Borrower hereby agrees to (i)
                ------------------------
whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Lender (including, without limitation, the reasonable fees and disbursements of counsel to the Lender) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto in an amount equivalent to U.S.$50,000, which amount shall be paid from the Loan proceeds on the Effective Date, and (y) of the Lender in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Lender); (ii) pay and hold the Lender harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loan hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

          9.2   Right of Setoff.  In addition to any rights now or hereafter
                ---------------
granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender (including without limitation by branches and agencies of the Lender wherever located) to or for the credit or the account of the Borrower or any other Credit Party against and on account of the Obligations and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

          9.3   Notices.  Except as otherwise expressly provided herein, all
                -------
notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered:

          If to Borrower, to:

           YES! Entertainment Corporation
           3875 Hopyard Road, Suite 375
           Pleasanton, California  94588
           Attention: Mark C. Shepherd

          With a copy to:

           Cooley Godward LLP
           Five Palo Alto Square
           3000 El Camino Real
           Palo Alto, California  94306
           Attention: Martin L. Lagod

          If to the Lender:

           Infinity Investors Limited
           Hunkins Waterfront Plaza
           Main Street, PO Box 556
           Charleston, Nevis West Indies
           Attention:
                      -------------------------

          With copies to:

           HW Finance LLC
           1601 Elm Street, Suite 4000
           Dallas, Texas 75201
           Attention: Stuart J. Chasanoff ; and

           White & Case LLP
           200 South Biscayne Boulevard, Suite 5000
           Miami, Florida  33131
           Attention: Thomas E Lauria;

or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Lender shall not be effective until received by the Lender.

          9.4   Benefit of Agreement.  This Agreement shall be binding upon
                --------------------
and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. The Lender may at any time (i) grant participations in or (ii) transfer or assign any of its rights hereunder or under the Note. If the Lender transfers or assigns all or a part of its rights hereunder or under the Note to any other Person, any reference to the Lender in this Agreement or the Note shall thereafter refer to the Lender and to such other Person to the extent of its interests.

          9.5   No Waiver; Remedies Cumulative.  No failure or delay on the
                ------------------------------
part of the Lender or the holder of the Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Lender or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or the holder of the Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or the holder of the Note to any other or further action in any circumstances without notice or demand.

          9.6   Calculations; Computations.
                --------------------------

                (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in effect from time to time in the United States consistently applied throughout periods involved.

                (b) All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          9.7   Governing Law; Submission to Jurisdiction; Venue.
                ------------------------------------------------

                (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding against the Borrower with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably designates CT Corporation System as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at such Person's address set forth opposite such Person's signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Lender or the holder of the Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

                (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          9.8   Counterparts.  This Agreement may be executed in any number
                ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          9.9   Headings Descriptive.  The headings of the several sections
                --------------------
and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          9.10  Amendment or Waiver.  Neither this Agreement nor any other
                -------------------
Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Lender and the Borrower.

          9.11  Survival.  All indemnities set forth herein shall survive
                --------
the execution and delivery of this Agreement and the Note and the making and repayment of the Obligations.

          9.12   Waiver of Trial by Jury.  THE BORROWER AND THE LENDER HEREBY
                 -----------------------
IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OBLIGATION UNDER THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.





                        BORROWER:

                        YES! ENTERTAINMENT CORPORATION


                        By:
                            ---------------------------------------

                        Title:
                               ------------------------------------

                        LENDER:

                        INFINITY INVESTORS LIMITED


                        By:
                            ---------------------------------------

                        Title:
                               ------------------------------------